Exhibit 10.6

                  MODIFICATION TO REVOLVING PROMISSORY NOTE AND
                    REVOLVING CREDIT AND SECURITY AGREEMENT,
                          AND REAFFIRMATION OF GUARANTY


Acme United Corporation
1931 Black Rock Turnpike
Fairfield, Connecticut 06432
(Hereinafter referred to as "Borrower")

Acme United Limited
351 Foster Street
Mount Forest, Ontario, Canada, NOG 2LO
(Individually and collectively "Guarantor")

Wachovia Bank, National Association
300 Main Street
Stamford, Connecticut 06901
(Hereinafter referred to as "Bank")

THIS AGREEMENT is entered into as of September 30, 2004 by and between Bank, Borrower and Guarantor.

                                    RECITALS

Bank is the holder of a certain Revolving Promissory Note in the original principal amount of up to $10,000,000.00 (the "Note"), which is dated August 2, 2002, and which evidences a certain revolving loan from Bank to Borrower (the "Loan");

The Loan is made pursuant to the terms of a certain Revolving Credit And Security Agreement dated August 2, 2002 (the "Loan Agreement", and collectively with the Note and all of the other documents which evidence or secure the Loan, the "Loan Documents");

Borrower has requested a modification of the interest rate payable under the Note, an extension of the maturity date of the Note, and certain other changes to the Loan Documents and Bank has agreed to such modifications;

Pursuant to its Unconditional Guaranty dated August 2, 2002 (the "Guaranty"), Guarantor unconditionally agreed to the full payment and performance of all Guaranteed Obligations, as defined in the Guaranty;

In consideration of Bank's agreement to such modifications and the other agreements contained herein, the parties agree as follows:


                                    AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Indebtedness, as that term is defined in the Loan Agreement, is correct.

MODIFICATIONS.

1. The Note is hereby modified as follows:

a. The first sentence of the paragraph entitled "LIBOR Market Index Rate" is hereby deleted in its entirety and the following is substituted therefor: "LIBOR Market Index plus 1.50% per annum, as LIBOR Market Index may change from day to day (`LIBOR Market Index-Based Rate')." Any other reference in the Note or in any other Loan Documents to the LIBOR Market Index-Based Rate shall be deemed to refer to such rate of interest as modified hereby.

b. The paragraph in the Note entitled "Revolving Credit Advances" is hereby deleted in its entirety and the following is substituted therefor:

     REVOLVING CREDIT ADVANCES. This is a revolving credit note. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under this Note respectively from time to time (each an "Advance" and together the "Advances"), so long as the total indebtedness and all other Advances under the Loan Agreement outstanding at any one time does not exceed the principal amount stated on the face of this Note. Bank's obligation to advance or readvance under this Note shall terminate if an Event of Default exists.

c. The maturity date of the Note of July 31, 2005, set forth in the paragraph entitled "Repayment Terms", is hereby amended to be June 30, 2007. Any other reference in the Note or in any other Loan Documents to the maturity date of the Note shall be deemed to refer to June 30, 2007.

2. The Loan Agreement is hereby modified as follows:

a. The definitions of "Borrowing Base" and "Borrowing Base Certificate" set forth in the Loan Agreement are hereby deleted in their entirety. In furtherance of the foregoing:

     (i) Any other reference in the Loan Agreement or in any other Loan Documents to the Borrowing Base, or to the requirement that Borrower submit a Borrowing Base Certificate, is hereby deleted.

     (ii) Any use of the phrase "...will not exceed the lesser of (i) the Maximum Loan Amount and (ii) the Borrowing Base" in the Loan Agreement or in any other Loan Documents is hereby modified as follows: "...will not exceed the Maximum Loan Amount".

     (iii) Section 5.6(a) of the Loan Agreement, entitled "Periodic Borrowing Base Information" is hereby deleted in its entirety and the following is substituted therefor:

         "Summary Reports. Within twenty (20) days of the end of each month (or more frequently if required by Bank), a summary accounts receivable report and a summary inventory report, setting forth such information as Bank may require. Notwithstanding the foregoing, Bank reserves the right, under certain circumstances, to request and receive a monthly borrowing base certificate, detailed accounts receivable report and detailed inventory report, each setting forth such additional information as Bank may require, and to reinstate the requirement that Advances be made pursuant to a borrowing base formula. These circumstances are a material adverse change in the financial condition of the Borrower, a default by the Borrower of one or more loan covenants, or should the Bank deem itself under secured."

b. The first sentence of Section 5.1 of the Loan Agreement, entitled "Use of Loan Proceeds" is hereby deleted in its entirety and the following is substituted therefor:

         "Shall use the proceeds of the Loan only for general corporate purposes, including working capital needs of the Borrower and its Subsidiaries (including repayment of such Subsidiaries debts), and for stock repurchases and dividend payments by the Borrower."

                                      (2)

c. The requirement that Bank be permitted to conduct field examinations of Borrower's properties set forth in Sections 5.5 and 10.3(iv) of the Loan Agreement, is hereby deleted, provided however that Bank reserves all rights set forth in the Loan Agreement and any other Loan Document to review Borrower's books and records at Bank's sole discretion.

d. The dollar amount of $6,300,000.00 set forth in the first sentence of Section
7.2 of the Loan Agreement, entitled "Tangible Net Worth" is hereby modified to be $9,000,000.00.

e. The ratio of 2.00 to 1.00 set forth in the first sentence of Section 7.3 of the Loan Agreement, entitled "Total Liabilities to Tangible Net Worth Ratio" is hereby modified to be 1.75 to 1.00.

f. The definition of "Termination Date" set forth in the Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

         "'Termination Date' means June 30, 2007.

3. Except as modified herein, all other terms, covenants and conditions set forth in any Loan Document shall remain unmodified and in full force and effect.

ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower and Guarantor acknowledge and represent that the Note, the Loan Agreement, the Guaranty and all other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the Loan Documents are true and correct as of this date; that all necessary action to authorize the execution and delivery of this Agreement has been taken; and that this Agreement is a modification of an existing obligation and is not a novation.

COLLATERAL. Borrower and Guarantor acknowledge and confirm that there have been no changes in the ownership of the collateral pledged to secure the Loan (the "Collateral") since the Collateral was originally pledged; that the Bank has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure Borrower's and Guarantor's obligations to Bank, including without limitation the Note as amended hereby, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

REAFFIRMATION OF GUARANTY. Guarantor hereby consents to the modifications contained herein and hereby ratifies and confirms: (a) that it unconditionally guarantees to Bank the payment and performance from and by Borrower of the Guaranteed Obligations, as defined in the Guaranty, upon the terms and conditions set forth in the Guaranty and (b) such Guaranteed Obligations include, without limitation, the Note and Loan Agreement as modified hereby. Guarantor acknowledges that its reaffirmation and ratification of the Guaranty is a material inducement for Bank to enter into this Agreement and that Bank would not do so without said reaffirmation and ratification. This Agreement and the Guaranty are Guarantor's valid and binding obligation enforceable against it in accordance with their terms.

                                      (3)

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then such Loan Document, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note and the Loan Agreement.

LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

CONNECTICUT PREJUDGMENT REMEDY WAIVER. BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS REPRESENTED BY THIS AGREEMENT ARE COMMERCIAL TRANSACTIONS AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVE ANY RIGHTS TO NOTICE OF AND HEARING ON PREJUDGMENT REMEDIES UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES OR OTHER STATUTES AFFECTING PREJUDGMENT REMEDIES, AND AUTHORIZE THE BANK'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.

BORROWER HEREBY REPRESENTS AND WARRANTS TO BANK THAT THE WITHIN WAIVERS ARE THEIR FREE ACT AND DEED MADE KNOWINGLY AND VOLUNTARILY FOLLOWING CONSULTATION WITH INDEPENDENT COUNSEL OF THEIR CHOICE.

PLACE OF EXECUTION AND DELIVERY. Borrower hereby certifies that this Agreement and the Loan Documents were executed in the State of Connecticut and delivered to Bank in the State of Connecticut.

                                      (4)

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.


WITNESSES:

                                            Acme United Corporation
--------------------
                                        By: /s/ Walter C. Johnsen
                                            ---------------------
--------------------                        Walter C. Johnsen
                                            Its: President


                                            Acme United Limited
--------------------
                                        By: /s/ Walter C. Johnsen
                                            ---------------------
--------------------                        Walter C. Johnsen
                                            Its: President



                                        WACHOVIA BANK, NATIONAL ASSOCIATION
--------------------
                                        By: /s/ Joan Troost
                                            ---------------------
--------------------                        Joan Troost
                                            Its: Vice President, Duly Authorized

                                      (5)